SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 APRIL 30, 1998

Structured Asset Mortgage Investments Inc. f/k/a Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling and Servicing Agreement dated as of April 1, 1998 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-5)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

    DELAWARE                          333-13617              13-3633241
   --------------                    -----------           ----------------
   (State or other                   (Commission           (IRS Employer
   jurisdiction of                   File Number)          Identification No.)
   incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK     10167
           ---------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                                 NOT APPLICABLE
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     EXHIBIT NO.

          1.1 Terms Agreement dated as of April 27, 1998 among the Registrant and Bear, Stearns & Co. Inc.

          4.1 Pooling and Servicing Agreement dated as of April 1, 1998 among the Registrant and Norwest Bank Minnesota, National Association.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     BEAR STEARNS MORTGAGE SECURITIES INC.
     (Registrant)


Date: April 30, 1998            By: /S/ JOSEPH T. JURKOWSKI, JR.
                                Name:   Joseph T. Jurkowski, Jr.
                                Title:  Vice President


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                                  EXHIBIT INDEX


 EXHIBIT NUMBER     DESCRIPTION

          1.1 Terms Agreement dated as of April 27, 1998 among the Registrant and Bear, Stearns & Co. Inc.

          4.1 Pooling and Servicing Agreement dated as of April 1, 1998 among the Registrant and Norwest Bank Minnesota, National Association.